                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 --------------



Date of Report (Date of earliest event reported): December 20, 2001



                              MYRIAD GENETICS, INC.
             (Exact name of registrant as specified in its charter)


Delaware                        0-26642                   87-0494517
-------------------             -----------------         ---------------------
(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)                                            xx-xxxxxxx



                                 320 Wakara Way
                           Salt Lake City, Utah 84108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (801) 584-3600



           ___________________________________________________________
          (Former name or former address, if changed since last report)



                                Page 1 of 4 pages

Item 5. Other Events.

     On December 20, 2001, the Registrant publicly disseminated a press release announcing that the Registrant has submitted a large, multi-center, double-blind, placebo-controlled human clinical trial of its prostate cancer drug, Flurizan(TM) (MPC-7869), to the Food and Drug Administration. The new clinical trial is designed to demonstrate the efficacy of Flurizan in prostate cancer patients and will be conducted at approximately 65 sites in the United States. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.


(c)  Exhibits.

     99.1   The Registrant's Press Release dated December 20, 2001.


                                Page 2 of 4 pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Myriad Genetics, Inc.
                                       --------------------
                                       (Registrant)

Date: December 21, 2001                By: /s/ Peter D. Meldrum
                                           ------------------------
                                           Peter D. Meldrum
                                           President and Chief Executive Officer


                                Page 3 of 4 pages

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                Description
------                -----------

99.1                  The Registrant's Press Release
                      dated December 20, 2001.

                                Page 4 of 4 pages